UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2011

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Updated Historical Financial Statements

Kindred Healthcare, Inc. (“Kindred”) is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding certain subsidiaries of Kindred (the “Kindred Guarantors”) and RehabCare Group, Inc. (“RehabCare”) and certain of its former subsidiaries, having since been acquired by Kindred (the “RehabCare Guarantors”), that guarantee Kindred’s 8.25% Senior Notes due 2019.

Kindred is disclosing condensed consolidating financial information of the Kindred Guarantors and the RehabCare Guarantors in new footnotes to certain of Kindred’s and RehabCare’s previously issued financial statements. The updated historical financial statements with new footnotes are filed as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K and are incorporated herein by reference. These historical financial statements were updated solely to include the required supplemental guarantor financial information in new footnotes and were not modified in any other way. These updated historical financial statements should be read in conjunction with other information that Kindred and RehabCare have filed with the Securities and Exchange Commission.

Unaudited Pro Forma Condensed Combined Financial Statement

Kindred has also filed an unaudited pro forma condensed combined financial statement for the six months ended June 30, 2011 including the notes thereto as Exhibit 99.5, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers, LLP, dated October 4, 2011.

23.2	Consent of KPMG LLP, dated October 4, 2011.

99.1	The audited consolidated financial statements, the notes thereto and financial statement schedule of Kindred as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, updated to disclose condensed consolidating financial information.

99.2	The unaudited condensed consolidated financial statements and the notes thereto of Kindred as of June 30, 2011 and December 31, 2010 and for the three months ended June 30, 2011 and 2010 and for the six months ended June 30, 2011 and 2010, updated to disclose condensed consolidating financial information.

99.3	The audited consolidated financial statements and the notes thereto of RehabCare as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, updated to disclose condensed consolidating financial information as of and for the year ended December 31, 2010.

99.4	The unaudited condensed consolidated financial statements and the notes thereto of RehabCare as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010, updated to disclose condensed consolidating financial information.

99.5	The unaudited pro forma condensed combined financial statement of Kindred including the notes thereto for the six months ended June 30, 2011.

101.XML	XBRL Instance Document.*

101.XSD	XBRL Taxonomy Extension Schema Document.*

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.*

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.*

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.*

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document. *

*	The XBRL-related information in Exhibit 101 to this Current Report on Form 8-K relates to financial information included in Exhibit 99.2 filed herewith, and in accordance with Regulation S-T shall be deemed to be “furnished” and not “filed.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 4, 2011	Kindred Healthcare, Inc.

	By:	/s/ JOSEPH L. LANDENWICH
Name: Joseph L. Landenwich
Title: Senior Vice President, Corporate Legal Affairs and Corporate Secretary

Exhibit Index

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers, LLP, dated October 4, 2011.

23.2	Consent of KPMG LLP, dated October 4, 2011.

99.1	The audited consolidated financial statements, the notes thereto and financial statement schedule of Kindred as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, updated to disclose condensed consolidating financial information.

99.2	The unaudited condensed consolidated financial statements and the notes thereto of Kindred as of June 30, 2011 and December 31, 2010 and for the three months ended June 30, 2011 and 2010 and for the six months ended June 30, 2011 and 2010, updated to disclose condensed consolidating financial information.

99.3	The audited consolidated financial statements and the notes thereto of RehabCare as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, updated to disclose condensed consolidating financial information as of and for the year ended December 31, 2010.

99.4	The unaudited condensed consolidated financial statements and the notes thereto of RehabCare as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010, updated to disclose condensed consolidating financial information.

99.5	The unaudited pro forma condensed combined financial statement of Kindred including the notes thereto for the six months ended June 30, 2011.

101.XML	XBRL Instance Document.*

101.XSD	XBRL Taxonomy Extension Schema Document.*

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.*

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.*

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.*

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document. *

*	The XBRL-related information in Exhibit 101 to this Current Report on Form 8-K relates to financial information included in Exhibit 99.2 filed herewith, and in accordance with Regulation S-T shall be deemed to be “furnished” and not “filed.”